Exhibit 99.1

For Immediate Release

Verra Mobility Releases Inaugural Corporate Responsibility Report

Report details company’s strategy built on three core responsibility focus areas: Planet, People and Governance

MESA, Ariz., January 29, 2024 -- Verra Mobility Corporation (NASDAQ: VRRM), a leading provider of smart mobility technology solutions, announced today that it published its inaugural Corporate Responsibility Report, detailing the Company’s environmental, social and governance initiatives.

“I am honored to share Verra Mobility’s first Corporate Responsibility Report, which outlines how our core values, purpose, vision and operating system form the foundation of our corporate responsibility strategy,” said David Roberts, President and Chief Executive Officer, Verra Mobility. “We believe that our technology helps make the world a safer and better place. We are committed to being good corporate citizens and supporting the communities in which we and our customers live and work.”

Verra Mobility’s Corporate Responsibility Report details the Company’s efforts related to the following areas:

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Planet: Developing technology-enabled solutions to help reduce traffic crashes, congestion, idling and vehicle emissions while making mobility safer. We also support environmentally sustainable practices in our operations as part of our commitment to a healthier and safer planet.
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People: Fostering a purpose-driven company culture in which all employees can thrive, collaborate, grow and give back to their communities.
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Governance: Commitment to conducting business responsibly through sound corporate governance and strong privacy and security practices to best serve our customers, employees and shareholders.

The full Corporate Responsibility Report can be downloaded by visiting www.verramobility.com/corporate-responsibility.

About Verra Mobility

Verra Mobility Corporation (NASDAQ: VRRM) is a leading provider of smart mobility technology solutions that make transportation safer, smarter and more connected. The company sits at the center of the mobility ecosystem, bringing together vehicles, hardware, software, data and people to enable safe, efficient solutions for customers globally. Verra Mobility’s transportation safety systems and parking management solutions protect lives, improve urban and motorway mobility and support healthier communities. The company also solves complex payment, utilization and compliance challenges for fleet owners and rental car companies. Headquartered in Arizona, Verra Mobility operates in North America, Europe, Asia and Australia. For more information, please visit www.verramobility.com.

Forward Looking Statements

We describe many of the trends and other factors that drive our business and future results in this press release. Such discussions contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes or anticipates will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by our forward-looking statements. We do not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Our forward-looking statements are also subject to material risks and uncertainties that can affect our performance in both the near-and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this press release can or will be achieved. These forward-looking statements should be considered in light of the information included in this press release, our Form 10-K and other filings with the Securities and Exchange Commission. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.

Additional Information

We periodically provide information for investors on our corporate website, www.verramobility.com, and our investor relations website, ir.verramobility.com. We intend to use our website as a means of disclosing material non-public information and for complying with disclosure obligations under Regulation FD. Accordingly, investors should monitor our website, in addition to following the Company's press releases, SEC filings and public conference calls and webcasts.

Media Relations: Investor Relations:
Eric Krantz Mark Zindler

eric.krantz@verramobility.com mark.zindler@verramobility.com